Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

September 30, 2016

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	September 30, 2016	December 31, 2015
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$42,304,410	$36,421,839
Held for investment, at amortized cost	76,773	76,622
Equity securities, available for sale, at fair value	7,843	7,828
Mortgage loans on real estate	2,419,230	2,435,257
Derivative instruments	706,007	337,256
Other investments	297,068	291,530
Total investments	45,811,331	39,570,332

Cash and cash equivalents	812,814	397,749
Coinsurance deposits	4,453,320	3,187,470
Accrued investment income	405,996	362,104
Deferred policy acquisition costs	2,370,781	2,905,136
Deferred sales inducements	1,800,435	2,232,148
Deferred income taxes	—	232,683
Income taxes recoverable	12,652	29,599
Other assets	180,892	112,171
Total assets	$55,848,221	$49,029,392

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$50,814,665	$45,495,431
Other policy funds and contract claims	302,849	324,850
Notes and loan payable	493,445	393,227
Subordinated debentures	241,751	241,452
Deferred income taxes	110,551	—
Other liabilities	1,072,098	629,897
Total liabilities	53,035,359	47,084,857

Stockholders' equity:
Common stock	87,898	81,354
Additional paid-in capital	767,570	630,367
Accumulated other comprehensive income	963,796	201,663
Retained earnings	993,598	1,031,151
Total stockholders' equity	2,812,862	1,944,535
Total liabilities and stockholders' equity	$55,848,221	$49,029,392

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenues:
Premiums and other considerations	$12,731	$8,335	$31,534	$25,369
Annuity product charges	47,675	37,975	125,304	99,066
Net investment income	463,583	436,085	1,374,239	1,253,930
Change in fair value of derivatives	103,794	(351,360)	68,828	(405,484)
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	5,256	1,159	10,680	10,362
OTTI losses on investments:
Total OTTI losses	(4,554)	(10,000)	(11,334)	(10,132)
Portion of OTTI losses recognized in (from) other comprehensive income	1,575	4,771	(1,785)	3,943
Net OTTI losses recognized in operations	(2,979)	(5,229)	(13,119)	(6,189)
Total revenues	630,060	126,965	1,597,466	977,054

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	15,065	10,959	37,567	32,629
Interest sensitive and index product benefits	278,943	213,465	487,735	802,431
Amortization of deferred sales inducements	69,245	65,807	127,396	152,278
Change in fair value of embedded derivatives	144,404	(414,724)	694,564	(583,112)
Interest expense on notes and loan payable	6,887	7,283	20,649	21,976
Interest expense on subordinated debentures	3,253	3,075	9,627	9,138
Amortization of deferred policy acquisition costs	98,108	67,885	198,486	186,871
Other operating costs and expenses	25,133	24,497	78,786	70,487
Total benefits and expenses	641,038	(21,753)	1,654,810	692,698
Income (loss) before income taxes	(10,978)	148,718	(57,344)	284,356
Income tax expense (benefit)	(3,558)	51,412	(19,791)	98,302
Net income (loss)	$(7,420)	$97,306	$(37,553)	$186,054

Earnings (loss) per common share	$(0.09)	$1.22	$(0.45)	$2.39
Earnings (loss) per common share - assuming dilution	$(0.09)	$1.19	$(0.45)	$2.33

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	86,262	79,676	83,645	77,995
Earnings (loss) per common share - assuming dilution	87,044	81,559	84,413	79,977

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,147	$2,398	$2,634	$2,891	$2,664
Life contingent immediate annuity considerations	10,584	9,060	4,711	7,788	5,671
Surrender charges	13,819	11,997	14,565	10,543	13,104
Lifetime income benefit rider fees	33,856	29,127	21,940	26,559	24,871
Net investment income	463,583	459,830	450,826	438,262	436,085
Change in fair value of derivatives	103,794	39,099	(74,065)	69,338	(351,360)
Net realized gains (losses) on investments, excluding OTTI	5,256	2,737	2,687	(151)	1,159
Net OTTI losses recognized in operations	(2,979)	(4,446)	(5,694)	(13,347)	(5,229)
Total revenues	630,060	549,802	417,604	541,883	126,965

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	1,348	2,177	1,545	2,044	1,730
Life contingent immediate annuity benefits and change in future policy benefits	13,717	11,216	7,564	10,785	9,229
Interest sensitive and index product benefits (b)(e)(f)	278,943	111,121	97,671	165,622	213,465
Amortization of deferred sales inducements (c)(d)(g)	69,245	30,672	27,479	57,112	65,807
Change in fair value of embedded derivatives	144,404	284,303	265,857	118,414	(414,724)
Interest expense on notes and loan payable	6,887	6,882	6,880	6,873	7,283
Interest expense on subordinated debentures	3,253	3,206	3,168	3,101	3,075
Amortization of deferred policy acquisition costs (c)(d)(g)	98,108	50,665	49,713	99,243	67,885
Other operating costs and expenses (a)	25,133	26,823	26,830	25,731	24,497
Total benefits and expenses	641,038	527,065	486,707	488,925	(21,753)
Income (loss) before income taxes	(10,978)	22,737	(69,103)	52,958	148,718
Income tax expense (benefit)	(3,558)	8,029	(24,262)	19,182	51,412
Net income (loss) (a)(b)(c)(d)(e)(f)(g)	$(7,420)	$14,708	$(44,841)	$33,776	$97,306

Earnings (loss) per common share	$(0.09)	$0.18	$(0.55)	$0.41	$1.22
Earnings (loss) per common share - assuming dilution (a)(b)(c)(d)(e)(f)(g)	$(0.09)	$0.18	$(0.55)	$0.40	$1.19

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	86,262	82,517	82,129	81,733	79,676
Earnings (loss) per common share - assuming dilution	87,044	83,184	82,961	83,851	81,559

(a)
Q3 2016 includes a benefit of $2.8 million based upon developments in the claims process associated with a lawsuit settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, decreased the net loss and loss per common share - assuming dilution by $1.1 million and $0.01 per share, respectively.

(b)
Q3 2016 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $42.0 million and increased the net loss and loss per common share - assuming dilution by $27.1 million and $0.31 per share, respectively.

(c)
Q3 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $17.9 million and $22.1 million, respectively, and increased the net loss and loss per common share- assuming dilution by $25.8 million and $0.30 per share, respectively.

(d)
Q1 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $17.9 million and $26.1 million, respectively, and increased the net loss and loss per common share- assuming dilution by $28.4 million and $0.35 per share, respectively.

(e)
Q4 2015 includes an adjustment to reserves for living income benefit riders which reduced interest sensitive and index product benefits by $1.9 million, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased net income and earnings per common share-assuming dilution by $0.7 million and $0.01 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

(f)
Q3 2015 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $18.3 million and decreased net income and earnings per common share - assuming dilution by $11.8 million and $0.14 per share, respectively.

(g)
Q3 2015 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $5.6 million and $11.0 million, respectively, and increased net income and earnings per common share- assuming dilution by $10.7 million and $0.13 per share, respectively.

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss), we have consistently utilized operating income (loss) and operating income (loss) per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income (loss) equals net income (loss) adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at operating income (loss) eliminate the impact of fair value accounting for our fixed index annuity business and are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of operating income (loss) together with net income (loss) provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) to Operating Income (Loss) (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(Dollars in thousands, except per share data)
Net income (loss)	$(7,420)	$97,306	$(37,553)	$186,054
Adjustments to arrive at operating income (loss): (a)
Net realized investment (gains) losses, including OTTI	(1,008)	2,542	752	(2,835)
Change in fair value of derivatives and embedded derivatives - index annuities	9,400	(83,410)	160,078	(61,277)
Change in fair value of derivatives and embedded derivatives - debt	(1,049)	2,575	2,483	2,746
Litigation reserve	(1,957)	—	(1,957)	—
Income taxes	(2,689)	26,903	(57,426)	20,991
Operating income (loss) (a non-GAAP financial measure)	$(4,723)	$45,916	$66,377	$145,679

Per common share - assuming dilution:
Net income (loss)	$(0.09)	$1.19	$(0.45)	$2.33
Adjustments to arrive at operating income (loss):
Anti-dilutive effect of net loss	—	—	0.01	—
Net realized investment (gains) losses, including OTTI	(0.01)	0.03	0.01	(0.03)
Change in fair value of derivatives and embedded derivatives - index annuities	0.11	(1.02)	1.89	(0.77)
Change in fair value of derivatives and embedded derivatives - debt	(0.01)	0.03	0.03	0.03
Litigation reserve	(0.02)	—	(0.02)	—
Income taxes	(0.03)	0.33	(0.68)	0.26
Operating income (loss) (a non-GAAP financial measure)	$(0.05)	$0.56	$0.79	$1.82

(a)
Adjustments to net income (loss) to arrive at operating income (loss) are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Loss) (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$(2,277)	$4,070	$2,439	$(4,173)
Amortization of DAC and DSI	1,269	(1,528)	(1,687)	1,338
Income taxes	358	(903)	(267)	1,006
	$(650)	$1,639	$485	$(1,829)
Change in fair value of derivatives and embedded derivatives:
Index annuities	$29,145	$(93,752)	$345,469	$(27,466)
Interest rate caps and swap	(1,049)	2,575	2,483	2,746
Amortization of DAC and DSI	(19,745)	10,342	(185,391)	(33,811)
Income taxes	(3,742)	27,806	(57,854)	19,985
	$4,609	$(53,029)	$104,707	$(38,546)
Litigation reserve:
Change in litigation reserve recorded in other operating costs	$(2,829)	$—	$(2,829)	$—
Amortization of DAC and DSI	872	—	872	—
Income taxes	695	—	695	—
	$(1,262)	$—	$(1,262)	$—

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income (Loss) to Operating Income (Loss)

	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015
	(Dollars in thousands, except per share data)
Net income (loss)	$(7,420)	$14,708	$(44,841)	$33,776	$97,306
Adjustments to arrive at operating income (loss): (a)
Net realized investment (gains) losses, including OTTI	(1,008)	605	1,155	8,572	2,542
Change in fair value of derivatives and embedded derivatives - index annuities	9,400	53,129	97,549	17,221	(83,409)
Change in fair value of derivatives and embedded derivatives - debt	(1,049)	768	2,764	(1,449)	2,574
Litigation reserve	(1,957)	—	—	—	—
Income taxes	(2,689)	(19,108)	(35,629)	(7,979)	26,903
Operating income (loss) (a non-GAAP financial measure) (b)(c)(d)(e)(f)(g)	$(4,723)	$50,102	$20,998	$50,141	$45,916

Per common share - assuming dilution:
Net income (loss)	$(0.09)	$0.18	$(0.55)	$0.40	$1.19
Adjustments to arrive at operating income (loss):
Anti-dilutive effect of net loss	—	—	0.01	—	—
Net realized investment (gains) losses, including OTTI	(0.01)	—	0.01	0.10	0.03
Change in fair value of derivatives and embedded derivatives - index annuities	0.11	0.64	1.18	0.21	(1.02)
Change in fair value of derivatives and embedded derivatives - debt	(0.01)	0.01	0.03	(0.02)	0.03
Litigation reserve	(0.02)	—	—	—	—
Income taxes	(0.03)	(0.23)	(0.43)	(0.09)	0.33
Operating income (loss) (a non-GAAP financial measure) (b)(c)(d)(e)(f)(g)	$(0.05)	$0.60	$0.25	$0.60	$0.56

(a)
Adjustments to net income (loss) to arrive at operating income (loss) are presented net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs where applicable.

(b)
Q3 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $18.1 million and $21.5 million, respectively, and increased the operating loss and operating loss per common share- assuming dilution by $25.5 million and $0.29 per share, respectively.

(c)
Q3 2016 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $42.0 million and increased the operating loss and operating loss per common share - assuming dilution by $27.1 million and $0.31 per share, respectively.

(d)
Q1 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $18.1 million and $26.3 million, respectively, and decreased operating income and operating income per common share- assuming dilution by $28.6 million and $0.35 per share, respectively.

(e)
Q4 2015 includes an adjustment to reserves for living income benefit riders which reduced interest sensitive and index product benefits by $1.9 million, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased operating income and operating income per common share-assuming dilution by $0.5 million and $0.01 per share, respectively.

(f)
Q3 2015 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $0.5 million and $4.3 million, respectively, and increased operating income and operating income per common share- assuming dilution by $3.1 million and $0.04 per share, respectively.

(g)
Q3 2015 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $18.3 million and decreased operating income and operating income per common share - assuming dilution by $11.8 million and $0.14 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Loss) (Unaudited)

	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015
	(Dollars in thousands)
Net realized (gains) losses on investments	$(5,256)	$(2,737)	$(2,687)	$151	$(1,159)
Net OTTI losses recognized in operations	2,979	4,446	5,694	13,347	5,229
Change in fair value of derivatives	(116,308)	(170,795)	(59,509)	(132,818)	322,406
Decrease (increase) in total revenues	(118,585)	(169,086)	(56,502)	(119,320)	326,476

Amortization of deferred sales inducements	8,934	28,027	48,002	(3,075)	(12,644)
Change in fair value of embedded derivatives	(144,404)	(284,303)	(265,857)	(118,414)	413,583
Amortization of deferred policy acquisition costs	8,670	32,688	59,885	(22,175)	3,830
Other operating costs and expenses	2,829	—	—	—	—
Increase (decrease) in total benefits and expenses	(123,971)	(223,588)	(157,970)	(143,664)	404,769
Increase (decrease) in income (loss) before income taxes	5,386	54,502	101,468	24,344	(78,293)
Increase (decrease) in income tax expense	2,689	19,108	35,629	7,979	(26,903)
Increase (decrease) in net income (loss)	$2,697	$35,394	$65,839	$16,365	$(51,390)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

Capitalization/Book Value per Share

	September 30, 2016	December 31, 2015

Capitalization:
Notes and loan payable	$500,000	$400,000
Subordinated debentures payable to subsidiary trusts	246,615	246,450
Total debt	746,615	646,450
Total stockholders’ equity	2,812,862	1,944,535
Total capitalization	3,559,477	2,590,985
Accumulated other comprehensive income (AOCI)	(963,796)	(201,663)
Total capitalization excluding AOCI (a)	$2,595,681	$2,389,322

Total stockholders’ equity	$2,812,862	$1,944,535
Accumulated other comprehensive income	(963,796)	(201,663)
Total stockholders’ equity excluding AOCI (a)	$1,849,066	$1,742,872

Common shares outstanding (b)	87,913,510	81,584,091

Book Value per Share: (c)
Book value per share including AOCI	$32.00	$23.83
Book value per share excluding AOCI (a)	$21.03	$21.36

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	19.3%	16.7%
Adjusted debt / Total capitalization	19.3%	16.7%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)	Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2016 - 15,058 shares; 2015 - 230,012 shares

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

Spread Results

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Average yield on invested assets	4.46%	4.79%	4.52%	4.77%
Aggregate cost of money	1.89%	1.96%	1.91%	1.96%
Aggregate investment spread	2.57%	2.83%	2.61%	2.81%

Impact of:
Investment yield - additional prepayment income	0.04%	0.14%	0.05%	0.08%
Cost of money effect of over hedging	0.02%	0.02%	0.01%	0.05%

Weighted average investments (in thousands)	$41,693,486	$36,518,093	$40,586,396	$35,124,768
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$126,653	$101,170	$142,084	$515,675
Interest credited	69,715	62,519	198,682	187,946
Included in change in fair value of derivatives:
Proceeds received at option expiration	(128,293)	(103,750)	(144,343)	(529,196)
Pro rata amortization of option cost	140,286	130,956	420,529	374,466
Cost of money for deferred annuities	$208,361	$190,895	$616,952	$548,891

Weighted average liability balance outstanding (in thousands)	$44,050,773	$38,863,688	$43,005,333	$37,358,304
Annuity Account Balance Rollforward

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(Dollars in thousands)
Account balances at beginning of period	$43,640,978	$38,117,343	$41,249,647	$35,363,041
Net deposits	1,114,817	1,718,755	4,241,271	4,640,646
Premium bonuses	74,784	127,220	270,991	346,410
Fixed interest credited and index credits	196,368	163,689	340,766	703,621
Surrender charges	(13,819)	(13,104)	(40,381)	(36,071)
Lifetime income benefit rider fees	(33,856)	(24,871)	(84,923)	(62,995)
Surrenders, withdrawals, deaths, etc.	(518,703)	(478,998)	(1,516,802)	(1,344,618)
Account balances at end of period	$44,460,569	$39,610,034	$44,460,569	$39,610,034

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

Annuity Deposits by Product Type

	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended December 31,
Product Type	2016	2015	2016	2015	2015
	(Dollars in thousands)
Fixed index annuities	$1,291,236	$1,764,179	$4,504,784	$4,748,612	$6,791,689
Annual reset fixed rate annuities	13,877	8,425	46,448	32,612	45,182
Multi-year fixed rate annuities	225,937	45,032	1,161,527	132,249	214,356
Single premium immediate annuities	11,730	8,921	25,357	27,085	32,752
Total before coinsurance ceded	1,542,780	1,826,557	5,738,116	4,940,558	7,083,979
Coinsurance ceded	416,233	98,881	1,471,488	272,827	471,822
Net after coinsurance ceded	$1,126,547	$1,727,676	$4,266,628	$4,667,731	$6,612,157
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at September 30, 2016:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	13.8	9.0	14.3%	$42,369,303	95.3%
Annual Reset Fixed Rate Annuities	10.8	3.6	7.5%	1,416,343	3.2%
Multi-Year Fixed Rate Annuities	6.6	2.9	5.7%	674,923	1.5%
Total	13.6	8.8	13.9%	$44,460,569	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$776,102	$1,596,107
0.0% < 2.0%	11,638	676,660
2.0% < 3.0%	46,169	70,526
3.0% < 4.0%	35,888	464,095
4.0% < 5.0%	54,517	114,561
5.0% < 6.0%	72,837	451,844
6.0% < 7.0%	58,033	436,029
7.0% < 8.0%	67,284	458,314
8.0% < 9.0%	94,677	1,262,936
9.0% < 10.0%	307,600	1,771,409
10.0% or greater	566,522	35,066,821
	$2,091,267	$42,369,302

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$2,372,209	0.00%
2016	220,108	1.61%
2017	783,356	1.96%
2018	722,608	4.36%
2019	539,567	5.85%
2020	900,010	7.80%
2021	1,378,466	9.23%
2022	2,018,728	10.89%
2023	4,801,715	12.67%
2024	5,364,094	13.90%
2025	5,894,593	14.20%
2026	4,424,030	15.18%
2027	2,728,745	17.55%
2028	2,422,450	18.26%
2029	3,029,702	18.64%
2030	2,562,884	19.09%
2031	2,851,489	19.64%
2032	1,422,141	19.99%
2033	23,674	20.00%
	$44,460,569	13.91%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$929,513	$1,185,311
› 0.0% - 0.25%	168,222	54,273
› 0.25% - 0.5%	237,554	128,337
› 0.5% - 1.0%	136,326	758,001
› 1.0% - 1.5%	12,554	1,940
› 1.5% - 2.0%	1,379	—
› 2.0% - 2.5%	31	—
1.00% ultimate guarantee - 2.71% wtd avg interest rate (a)	367,420	124,476
1.50% ultimate guarantee - 1.32% wtd avg interest rate (a)	141,609	4,881,972
2.00% ultimate guarantee - 2.24% wtd avg interest rate (a)	96,659	—
2.25% ultimate guarantee - 2.29% wtd avg interest rate (a)	—	1,296,283
3.00% ultimate guarantee - 2.49% wtd avg interest rate (a)	—	2,509,866
Allocated to index strategies (see tables that follow)	—	31,428,843
	$2,091,267	$42,369,302

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of September 30, 2016 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.32%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$1,718	$69,508	$1,762,800	$48,725	$222,040
1.75% - 3%	4,518,324	—	—	—	—
3% - 4%	2,605,257	33,485	—	—	—
4% - 5%	191,918	186,084	3,696,787	—	—
5% - 6%	352,471	133,955	1,809,884	—	—
6% - 7%	—	—	19	—	—
>= 7%	—	16,156	776	63,987	14,593

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$431	$430,299	$134,033	$155,323
< 20%	403,854	—	—	—
20% - 40%	775,128	198,530	—	—
40% - 60%	532,633	123,270	92,672	—
>= 60%	4,785	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
(Dollars in thousands)
Current Cap
At minimum	$15,742
1.20% - 1.40%	3,875,048
1.45% - 1.70%	2,756,316
1.80% - 2.00%	2,787,266
>= 2.10%	912,713

Volatility Control Index
(Dollars in thousands)
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	149,851
2.25% - 2.75%	1,205,334
3.00% - 3.50%	938,071
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.64% based upon prices of options for the week ended October 18, 2016.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

Summary of Invested Assets

	September 30, 2016		December 31, 2015
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$418,465	0.9%	$471,256	1.3%
United States Government sponsored agencies	1,472,904	3.2%	1,398,611	3.5%
United States municipalities, states and territories	4,052,210	8.8%	3,755,367	9.5%
Foreign government obligations	254,420	0.6%	212,565	0.5%
Corporate securities	27,992,430	61.1%	23,879,016	60.3%
Residential mortgage backed securities	1,358,174	3.0%	1,462,072	3.7%
Commercial mortgage backed securities	5,310,156	11.6%	4,174,396	10.5%
Other asset backed securities	1,522,424	3.3%	1,145,178	2.9%
Total fixed maturity securities	42,381,183	92.5%	36,498,461	92.2%
Equity securities	7,843	—%	7,828	—%
Mortgage loans on real estate	2,419,230	5.3%	2,435,257	6.2%
Derivative instruments	706,007	1.5%	337,256	0.9%
Other investments	297,068	0.7%	291,530	0.7%
	$45,811,331	100.0%	$39,570,332	100.0%
Credit Quality of Fixed Maturity Securities - September 30, 2016

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$27,489,043	64.9%	Aaa/Aa/A	$27,509,994	64.9%
2	13,679,587	32.3%	Baa	13,278,853	31.3%
3	1,063,846	2.5%	Ba	931,771	2.2%
4	124,317	0.3%	B	147,965	0.4%
5	18,839	—%	Caa	59,636	0.1%
6	5,551	—%	Ca and lower	452,964	1.1%
	$42,381,183	100.0%		$42,381,183	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

Watch List Securities - September 30, 2016

General Description	Amortized Cost	Unrealized Losses	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Investment grade
Corporate securities:
Utilities	$10,452	$(4,023)	$6,429	13
Other asset backed securities:
Financials	2,218	(1,153)	1,065	66
Utilities	4,995	(1,805)	3,190	1
	$17,665	$(6,981)	$10,684
Below investment grade
Corporate securities:
Energy	$45,044	$(10,668)	$34,376	25 - 41
Industrials	4,981	(3,181)	1,800	23
Materials	29,772	(3,518)	26,254	15 - 44
Telecommunications	2,171	(686)	1,485	27
Other asset backed securities:
Financials	4,854	(3,209)	1,645	40
	$86,822	$(21,262)	$65,560
	$104,487	$(28,243)	$76,244

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

Fixed Maturity Securities by Sector

	September 30, 2016		December 31, 2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,827,263	$1,891,369	$1,856,786	$1,869,867
United States municipalities, states and territories	3,548,586	4,052,210	3,422,667	3,755,367
Foreign government obligations	233,825	254,420	210,953	212,565
Corporate securities:
Consumer discretionary	2,099,757	2,273,231	1,983,595	2,012,874
Consumer staples	1,874,753	2,062,630	1,612,382	1,649,408
Energy	2,692,289	2,773,070	2,622,284	2,410,184
Financials	5,809,449	6,265,900	4,955,851	5,134,209
Health care	2,012,020	2,240,504	1,944,109	2,007,107
Industrials	3,456,068	3,776,857	3,236,836	3,295,598
Information technology	1,918,390	2,049,504	1,689,259	1,694,466
Materials	1,853,284	1,965,256	1,732,123	1,624,073
Telecommunications	625,722	671,452	543,689	547,424
Utilities	3,409,769	3,837,247	3,277,402	3,427,041
Residential mortgage backed securities:
Government agency	668,231	755,536	687,515	741,431
Prime	365,024	386,461	474,756	493,096
Alt-A	192,465	216,177	204,714	227,545
Commercial mortgage backed securities:
Government agency	553,433	595,614	359,273	370,966
Other	4,567,928	4,714,542	3,878,992	3,803,430
Other asset backed securities:
Consumer discretionary	117,140	116,850	62,852	61,759
Energy	8,009	8,676	8,143	9,097
Financials	1,138,936	1,160,432	816,906	821,343
Industrials	213,903	224,870	223,414	231,678
Telecommunications	7,838	8,406	13,789	14,575
Utilities	4,995	3,190	5,420	6,726
Redeemable preferred stock - financials	—	6	—	10
	$39,199,077	$42,304,410	$35,823,710	$36,421,839
Held for investment:
Corporate security - financials	$76,773	$75,547	$76,622	$65,377

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

Fixed Maturity Securities by Sector
Energy and Metals & Mining
In the table on the previous page, oil and metals and mining exposure is reflected within the foreign government, energy, material, utilities, and industrial sectors. Our privately placed available for sale fixed maturity securities at September 30, 2016 total $175.1 million fair value ($176.6 million amortized cost) in Energy and $43.4 million fair value ($45.6 million amortized cost) in Metals & Mining and are not included in the following tables.

	September 30, 2016
Sector and Subsector	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Average Credit Rating
	(Dollars in thousands)
Energy
Independent	$505,553	$506,918	$1,365	Baa
Integrated	497,369	532,324	34,955	A
Oil field services	405,148	385,393	(19,755)	Baa
Refining	119,571	126,823	7,252	Baa
Midstream	760,316	790,623	30,307	Baa
Government owned no guarantee	308,695	336,258	27,563	A
Metals & Mining	559,112	583,469	24,357	Baa
Total Energy and Metals & Mining	$3,155,764	$3,261,808	$106,044	Baa

	Amortized Cost at September 30, 2016
	Energy
NRSRO Rating	Independent	Integrated	Oil field services	Refining	Midstream	Government Owned No Guarantee	Metals & Mining	Total
	(Dollars in thousands)
Aaa	$—	$—	$—	$—	$—	$—	$—	$—
Aa	—	228,200	—	—	—	44,662	—	272,862
A	89,493	84,765	90,631	500	90,842	214,194	76,594	647,019
Baa	369,837	149,192	185,220	119,071	635,467	25,264	287,846	1,771,897
Ba	46,223	35,212	100,235	—	34,007	—	129,897	345,574
B	—	—	29,062	—	—	24,575	54,092	107,729
Below B	—	—	—	—	—	—	10,683	10,683
	$505,553	$497,369	$405,148	$119,571	$760,316	$308,695	$559,112	$3,155,764

	Fair Value at September 30, 2016
	Energy
NRSRO Rating	Independent	Integrated	Oil field services	Refining	Midstream	Government Owned No Guarantee	Metals & Mining	Total
	(Dollars in thousands)
Aaa	$—	$—	$—	$—	$—	$—	$—	$—
Aa	—	249,998	—	—	—	47,087	—	297,085
A	93,882	88,981	98,603	551	99,269	242,485	83,669	707,440
Baa	369,909	159,716	183,741	126,272	658,477	25,936	304,529	1,828,580
Ba	43,127	33,629	83,138	—	32,877	—	129,763	322,534
B	—	—	19,911	—	—	20,750	49,452	90,113
Below B	—	—	—	—	—	—	16,056	16,056
	$506,918	$532,324	$385,393	$126,823	$790,623	$336,258	$583,469	$3,261,808

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

Mortgage Loans on Commercial Real Estate

	September 30, 2016		December 31, 2015
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$652,230	26.9%	$698,113	28.5%
Middle Atlantic	155,249	6.4%	160,261	6.6%
Mountain	231,561	9.5%	252,442	10.3%
New England	12,834	0.5%	13,161	0.5%
Pacific	387,212	16.0%	355,268	14.5%
South Atlantic	474,238	19.5%	456,227	18.6%
West North Central	319,341	13.2%	313,120	12.8%
West South Central	195,240	8.0%	201,317	8.2%
	$2,427,905	100.0%	$2,449,909	100.0%

Property type distribution
Office	$321,297	13.2%	$396,154	16.2%
Medical office	54,129	2.2%	77,438	3.2%
Retail	825,490	34.0%	790,158	32.2%
Industrial/Warehouse	677,342	27.9%	686,400	28.0%
Hotel	1,142	0.1%	3,361	0.1%
Apartment	376,189	15.5%	352,971	14.4%
Mixed use/other	172,316	7.1%	143,427	5.9%
	$2,427,905	100.0%	$2,449,909	100.0%

	September 30, 2016	December 31, 2015
Credit Exposure - By Payment Activity
Performing	$2,426,284	$2,438,341
In workout	1,621	11,568
Delinquent	—	—
Collateral dependent	—	—
	2,427,905	2,449,909
Specific loan loss allowance	(1,327)	(7,842)
General loan loss allowance	(6,200)	(6,300)
Deferred prepayment fees	(1,148)	(510)
	$2,419,230	$2,435,257

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3673, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2016
First Quarter	$23.65	$12.65	$16.80	$0.00
Second Quarter	$16.96	$12.77	$14.25	$0.00
Third Quarter	$18.32	$13.07	$17.73	$0.00

2015
First Quarter	$29.62	$25.46	$29.13	$0.00
Second Quarter	$29.90	$25.06	$26.98	$0.00
Third Quarter	$30.02	$22.36	$23.31	$0.00
Fourth Quarter	$28.30	$22.55	$24.03	$0.22

2014
First Quarter	$26.42	$18.84	$23.62	$0.00
Second Quarter	$25.15	$20.97	$24.60	$0.00
Third Quarter	$25.25	$21.69	$22.88	$0.00
Fourth Quarter	$29.75	$21.36	$29.19	$0.20
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2016

Research Analyst Coverage
John Nadel
Credit Suisse
(212) 325-4016
john.nadel@credit-suisse.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Kenneth S. Lee
RBC Capital Markets, LLC
(212) 905-5995
kenneth.s.lee@rbccm.com
John Barnidge
Sandler O'Neill & Partners, L.P.
(312) 281-3412
jbarnidge@sandleroneill.com
Mark Hughes
SunTrust Robinson Humphrey
(404) 926-5072
mark.hughes@suntrust.com